                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement
(Form S-8) by SeaView Video Technology, Inc. (SeaView) of our report dated
August 14, 2001, with respect to the financial statements of SeaView incorporated by reference in its Annual Report (Form 10-K) for the year ended
December 31, 2000, and the related financial statement schedule included therein, filed with the Securities and Exchange Commission.

By:/s/Carol McAtee, CPA

Carol McAtee, CPA

October 24, 2001